                                                                    EXHIBIT 99.6

                            Provider Technology Group
            A Division of Blue Cross and Blue Shield of Massachusetts

                          INDEX TO FINANCIAL STATEMENTS


                                                                             Page
                                                                             ----

Report of Independent Auditors..............................................    2

Balance Sheets as of December 31, 1999 and December 31, 1998................    3

Statements of Operations and Changes in Divisional Equity for the
     years ended December 31, 1999 and December 31, 1998....................    4

Statements of Cash Flows for the years ended December 31, 1999
     and December 31, 1998..................................................    5

Notes to Financial Statements ..............................................    6


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

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Blue Cross and Blue Shield of Massachusetts, Inc.

We have audited the accompanying balance sheets of Provider Technology Group, a division of Blue Cross and Blue Shield of Massachusetts ("PTG") as of December 31, 1999 and December 31, 1998, and the related statements of operations and divisional equity and cash flows for the years then ended. These financial statements are the responsibility of PTG's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1, PTG was not a separate legal entity prior to December 31, 1999, but rather a component of a larger business. Accordingly, the accompanying balance sheets, statements of operations and divisional deficit and cash flows do not purport to reflect the financial position, results of operations or cash flows of PTG if such business had operated as an unaffiliated company.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PTG at December 31, 1999 and December 31, 1998, and the results of its operations and divisional equity and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000


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

                            Provider Technology Group
            A Division of Blue Cross and Blue Shield of Massachusetts

                                 BALANCE SHEETS


                                                                                               December 31
                                                                                          1999            1998
                                                                                      ------------     -----------
                                     ASSETS
Current assets:

     Accounts receivable, net...................................................      $    998,015     $ 1,116,641
                                                                                      ------------     -----------
         Total current assets...................................................           998,015       1,116,641

Property and equipment, net.....................................................           113,874       1,285,455
                                                                                      ------------     -----------
             Total assets                                                             $  1,111,889     $ 2,402,096

                                DIVISIONAL EQUITY

Advances from BCBSMA............................................................      $ 14,085,018     $ 7,883,560
Retained divisional deficit ....................................................       (12,973,129)     (5,481,464)
                                                                                      ------------     -----------
             Total divisional equity                                                  $  1,111,889     $ 2,402,096
                                                                                      ============     ===========



                             See accompanying notes.


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

                            Provider Technology Group
            A Division of Blue Cross and Blue Shield of Massachusetts

            STATEMENTS OF OPERATIONS AND CHANGES IN DIVISIONAL EQUITY


                                                                                               Year Ended
                                                                                               December 31
                                                                                          1999            1998
                                                                                      ------------     -----------
Revenues .......................................................................      $  4,331,566     $ 3,883,803

Operating expenses..............................................................         8,414,001       9,083,594
General and administrative expenses.............................................         3,178,991       3,225,635
Other...........................................................................           230,239         304,999
                                                                                      ------------    ------------
Net loss........................................................................      $ (7,491,665)    $(8,730,425)


Changes in divisional equity:
Divisional (deficit) equity, beginning of year..................................      $ (5,481,464)    $ 3,248,961
Net loss........................................................................        (7,491,665)     (8,730,425)
                                                                                      ------------     -----------
Divisional (deficit), end of year...............................................       (12,973,129)     (5,481,464)


Advances from BCBSMA, beginning of year.........................................         7,883,560               -
Advances made during the year...................................................         6,201,458       7,883,560
Advances from BCBSMA, end of year...............................................        14,085,018       7,883,560
                                                                                      ------------     -----------
Total divisional equity.........................................................      $  1,111,889     $ 2,402,096
                                                                                      ============     ===========



                             See accompanying notes.


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

                            Provider Technology Group
            A Division of Blue Cross and Blue Shield of Massachusetts

                            STATEMENTS OF CASH FLOWS


                                                                                               Year Ended
                                                                                               December 31
                                                                                          1999            1998
                                                                                      ------------     -----------
Cash flows used in operating activities:
     Net loss...................................................................      $ (7,491,665)    $(8,730,425)
     Adjustments to reconcile net loss to net cash used in
          operating activities:
               Depreciation and amortization....................................         1,299,689       1,285,452


               Changes in assets:
                    Decrease (increase) in accounts receivable, net.............           118,626        (438,587)
                                                                                      ------------     -----------
                         Total adjustments......................................         1,418,315         846,865
                                                                                      ------------     -----------
                         Net cash used in operating activities..................        (6,073,350)     (7,883,560)
Cash flows used in investing activities:
     Purchases of property, plant and equipment.................................          (128,108)
                                                                                      ------------     -----------
                         Net cash used in investing activities..................          (128,108)
                                                                                      ------------     -----------
Cash flows provided by financing activities:
     Advances from BCBSMA                                                                6,201,458       7,883,560
                                                                                      ------------     -----------
                         Net cash provided by financing activities                       6,201,458       7,883,560
                                                                                      ------------     -----------
Net increase in cash and cash equivalents.......................................                 -               -
Cash at beginning of year.......................................................                 -               -
                                                                                      ------------     -----------
Cash at end of year.............................................................      $          -     $         -
                                                                                      ============     ===========



                             See accompanying notes.


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

                            Provider Technology Group
            A Division of Blue Cross and Blue Shield of Massachusetts

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

1.    Summary of Significant Accounting Policies

Business--Provider Technology Group, Inc. ("PTG") provides an electronic network to health providers and insurers operating within the Commonwealth of Massachusetts. The network offers providers real- time submission of electronic claims, on-line access to patient information (including coverage, eligibility, pre-admission authorization, referrals and co-payments, access to claim status), claim input error identification and correction assistance and instant answers to insurance questions on-line. In addition, access to patient medical information, including laboratory results, prescription history and referral utilization is available to providers and insurers. Providers access the network through a touch-tone phone, point of sale device or a computer.

PTG, and the electronic network it maintains, represents the primary communication network between providers and Blue Cross and Blue Shield of Massachusetts, ("BCBSMA"). The network became operational in 1992 and was treated as a cost center within BCBSMA from that time. Separate accounting records were not maintained for PTG with all assets, liabilities, revenues and expenses attributable to PTG being part of the financial results of BCBSMA. As such, PTG is economically dependent on BCBSMA.

Basis of Presentation--The accompanying financial statements present the operations of PTG. Financial statement balances have been derived from the financial records of BCBSMA, which contained businesses other than the technology business. These financial statements are presented as if PTG had existed as an entity separate from BCBSMA during the periods presented, and includes financial information directly related to PTG's operations. Divisional equity at January 1, 1998 represents the net assets of PTG at that point in time and does not reflect cumulative income statement activity from PTG's inception. As a result, these statements do not purport to reflect the financial position, or results of operations or cash flows, that would have resulted if PTG had operated as a separate entity. BCBSMA management believes the financial statements of PTG to be a fair representation of PTG's financial position, results of operations and cash flows within the framework of BCBSMA's business.

The assets of PTG were determined by specific identification of the assets used in, or relating to, the PTG business.

Revenue Recognition--Revenues include initial service charges for installation of technology, monthly service charges for the use of technology provided by PTG and a per-transaction charge to providers based on the number of claims submitted for payment. Revenues are earned immediately as services are provided.

Expense Recognition--The statements of operations of PTG include all costs directly attributable to PTG and also include allocated expenses from BCBSMA, including employee benefits, occupancy, information technology services and technology usage that relate to PTG. These expenses have been allocated based on specific identification or headcount equivalents. Management believes that these allocations are reasonable and represent their best estimate. These allocations are not necessarily indicative of the costs and expenses that would have resulted if PTG had been operated as a separate entity. Certain other costs incurred by BCBSMA have not been allocated to PTG because management believes that these costs are not significant to the PTG division.


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

                            Provider Technology Group
            A Division of Blue Cross and Blue Shield of Massachusetts

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

1.    Summary of Significant Accounting Policies (Continued)

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and the accompanying disclosures. The more significant estimates that impact these statements include such items as: allocations of costs and expenses from BCBSMA to PTG and determination of the accrued employee benefits balance. In the opinion of management, the allocation of costs and expenses are reasonable; however, they are not necessarily indicative of costs and expenses that would have been incurred had PTG been operated as an unaffiliated company. Although management believes these estimates to be reasonable, actual results could differ from those estimates.

Cash--PTG does not maintain a cash balance. BCBSMA funds all cash.

Accounts Receivable--Accounts receivable represent amounts due from providers. PTG believes the allowance for doubtful accounts of $56,000 and $62,000 at December 31, 1999 and December 31, 1998, respectively, provide adequate reserves for potentially uncollectible accounts.

Property and Equipment--Capitalized software costs are included on the balance sheets in property and equipment. Computers and other office equipment utilized by PTG were leased by BCBSMA through August, 1999. A monthly charge was allocated to PTG, based on headcount, to reflect the cost of utilizing these assets. In September, 1999, BCBSMA purchased computer equipment totaling $128,108 to support the PTG business. Computer equipment is being depreciated over 3 years using the straight-line method. Depreciation expense during 1999 totaled $14,234.

Income Taxes--PTG's operations are included in the federal income tax return of BCBSMA. No requirement exists for payment by BCBSMA to PTG for use of net losses generated by PTG. No tax benefit has been recorded, as it would be subject to a 100% valuation allowance.

2.    Property and Equipment


                                                                                               December 31
                                                                                          1999            1998
                                                                                      ------------     -----------
Computer software and other equipment...........................................      $  8,964,928     $ 8,836,820
Accumulated depreciation and amortization.......................................        (8,851,054)      7,551,365)
                                                                                      ------------     -----------
                                                                                      $    113,874     $ 1,285,455
                                                                                      ============     ===========

3.     Employee Benefits Plan

BCBSMA has a savings plan for eligible employees. Under the employee savings plan, BCBSMA contributes an amount equal to 50% of employee contributions up to a maximum of 3% of each employee's salary, or $4,800 each year. Contributions are directed by the employees into investment funds maintained in accordance with the employee savings plan. BCBSMA contributions charged to operations related to PTG employees amounted to $42,900 and $40,300 in 1999 and 1998, respectively.


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                            Provider Technology Group
            A Division of Blue Cross and Blue Shield of Massachusetts

                   NOTES TO FINANCIAL STATEMENTS--(Continued)

4.     Related Party Transactions

PTG is treated as a cost center within BCBSMA, and therefore, does not maintain its own profit and loss responsibility. A large portion of PTG's transactions are internal to BCBSMA, and no intercompany revenue is recognized on these transactions. However, the statements of operations of PTG include expenses allocated from BCBSMA based on PTG headcount equivalents. Allocated expenses, by functional category, for the fiscal years ended December 31 include:


                                                           1999          1998
                                                       ----------     ----------

     Employee benefits.........................        $  415,511     $  505,852
     Occupancy.................................           421,654        411,945
     Finance and other administration..........           267,000        255,000
     Information technology services...........         2,248,086      2,286,000
     Information technology usage..............           130,905        157,443
                                                       ----------     ----------
     Total allocated charges...................        $3,483,156     $3,616,240
                                                       ==========     ==========


5.     Subsequent Event

On February 15, 2000, BCBSMA agreed to sell PTG to an unrelated third party for $70 million in cash and stock.


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